                                                                      EXHIBIT 28



                                                     OMB Approval No. 3245-0063
                                                     Expiration Date

                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)

--------------------------------------------------------------------------------

NAME OF LICENSEE: Allied Investment Corporation II           03/03-0196

--------------------------------------------------------------------------------

STREET ADDRESS: 1666 K Street, N.W.

--------------------------------------------------------------------------------

CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------

COUNTY:

--------------------------------------------------------------------------------

EMPLOYER ID NUMBER: 52-1680801

--------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED: 12/31/96

--------------------------------------------------------------------------------

                            SUMMARY INFORMATION:

                               ---------------
                               A      B      C
                               ---------------
                               5      3      1
                               ---------------

A - TOTAL ASSETS AT COST       1 = LESS THAN  $1  MILLION
                               2 = $1 MILLION TO LESS THAN $2 MILLION
                               3 = $2 MILLION TO LESS THAN $5 MILLION
                               4 = $5 MILLION TO LESS THAN $10 MILLION
                               5 = $10 MILLION OR MORE

B - OWNERSHIP                  OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                               1 = AT LEAST 50% OWNED BY BANK OR BHC
                               2 = AT LEAST 10% AND LESS THAN 50% OWNED BY
                                   BANK OR BHC

                               OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                               3 = PUBLICLY OWNED
                               4 = PRIVATELY OWNED

                               OWNED BY NON-FINANCIAL CORPORATION:
                               5 = PUBLICLY OWNED
                               6 = PRIVATELY OWNED

                               OWNED BY INDIVIDUALS:
                               7 = PUBLICLY OWNED
                               8 = PRIVATELY OWNED

                               OWNED BY PARTNERSHIP
                               9 = PUBLICLY OWNED
                               10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION     1 = DIVERSIFIED
                               2 = NON-DIVERSIFIED (SIC CODE____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation II     License No.  03/03-0196

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:
  1   Loans                                                       8,289,525              0                  0         8,289,525
                                                               ------------    -----------        -----------      ------------
  2   Debt Securities                                            19,813,281      2,087,584                  2        17,725,699
                                                               ------------    -----------        -----------      ------------
  3   Equity Securities                                           1,973,996        127,938          1,813,329         3,659,387
                                                               ------------    -----------        -----------      ------------

  4   TOTAL PORTFOLIO SECURITIES                                 30,076,802      2,215,522          1,813,331        29,674,611
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:
  5   Receivables from Sale of Assets Acquired                            0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  6   Assets Acquired                                                     0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

  7   TOTAL ASSETS ACQUIRED                                               0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  8   Operating Concerns Acquired                                         0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9   Notes and Other Securities Received                           443,684        296,107             74,617           222,194
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                 30,520,486      2,511,629          1,887,948        29,896,805
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                          2,217,615
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                 27,679,190
                                                                                                                   ------------
 Investment in 301(d) Licensee (2):
 13   Name                                                                                                                    0
           -----------------------------------                                                                     ------------

     License No.
                  ----------------

 CURRENT ASSETS
 --------------
 14  Cash and Cash Equivalents                                                     561,662
                                                                               -----------
 15  Invested Idle Funds                                                                 0            561,662
                                                                               -----------        -----------
 16  Interest and Dividends Receivable                                             477,214
                                                                               -----------
 17  Notes and Accounts Receivable                                                 301,210
                                                                               -----------
 18  Receivables from Parent or Other Associates                                         0
                                                                               -----------
 19  Less: Allowance for Losses (lines 16, 17 & 18)                                 17,233            761,191
                                                                               -----------        -----------
 20  Current Maturities of Portfolio Securities                                  2,217,615
                                                                               -----------
 21  Current Maturities of Assets Acquired                                               0
                                                                               -----------
 22  Current Maturities of Operating
       Concerns Acquired                                                                 0
                                                                               -----------
 23  Current Maturities of Other Securities                                              0          2,217,615
                                                                               -----------        -----------
 24  Other (specify)                                                                                        0
                    --------------------------                                                    -----------
 25  Other (specify)                                                                                        0         3,540,468
                     -------------------------                                                    -----------      ------------

 OTHER ASSETS
 ------------
 26  a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               ------------       -----------
 27 Other (specify) Prepaid Expenses                                                                    1,751
                    --------------------------                                                    -----------
 28 Other (specify)                                                                                         0             1,751
                    --------------------------                                                    -----------      ------------

 29 TOTAL ASSETS                                                                                                    $31,221,409
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)
(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.



SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)


Name of Licensee Allied Investment Corporation II     License No.   03/03-0196


  LIABILITIES AND CAPITAL
  -----------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
   Guaranteed by SBA                                                                                        0
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                                   0                 0
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32  Accounts Payable and Accrued Expenses                                                                 164
                                                                                                  -----------
33  Due to Parent or Other Associates                                                              16,555,707
                                                                                                  -----------
34  Accrued Interest Payable                                                                                0
                                                                                                  -----------
35  Accrued Taxes Payable                                                                                   0
                                                                                                  -----------
36  a. Current Maturities of Line 30                                                     0
                                                                               -----------
    b. Current Maturities of Line 31                                                     0                  0
                                                                               -----------        -----------
37  Distributions Payable                                                                           3,927,182
                                                                                                  -----------
38  Short-term Notes Payable/Lines of Credit                                                                0
                                                                                                  -----------
39  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
40  Other(specify)                                                                                          0        20,483,053
                   -------------------------                                                      -----------      ------------

OTHER LIABILITIES
-----------------
41  Deferred Credits                                                                                  336,913
                                                                                                  -----------
42  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
43  Other(specify)                                                                                          0           336,913
                   -------------------------                                                      -----------      ------------

44 TOTAL LIABILITIES                                                                                                 20,819,966
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45  a. 4% Redeemable Preferred Stock (301(d) Licensees only)                             0
                                                                               -----------
    b. Cumulative Undeclared 4% Dividends                                                0                  0
                                                                               -----------        -----------
46  TOTAL REDEEMABLE SECURITIES                                                                                               0
                                                                                                                   ------------
CAPITAL
-------
47  Capital Stock                                                        50
                                                               ------------
48  Paid-in Surplus                                               8,213,796      8,213,846
                                                               ------------    -----------
49  Restricted Contributed Capital Surplus                                               0
                                                                               -----------
50  Capital Stock and Surplus                                                                       8,213,846
                                                                                                  -----------
51  3% Preferred Stock Purchased by SBA                                                                     0
                                                                                                  -----------
52  Unrealized Gain (Loss) on Securities Held                                                        -623,681
                                                                                                  -----------
53  Non-Cash Gains/Income                                                        1,327,740
                                                                               -----------

54  Undistributed Net Realized Earnings:
    a. Restricted (Equal to Cost of Treasury Stock)                       0
                                                               ------------
    b. Unrestricted                                               1,483,538
                                                               ------------
    c. Total (54a plus 54b)                                                      1,483,538
                                                                               -----------
55  Undistributed Realized Earnings (53 plus 54c)                                                   2,811,278
                                                                                                  -----------

56  Total                                                                                                            10,401,443
                                                                                                                   ------------
57  Less: Cost of Treasury Stock                                                                                              0
                                                                                                                   ------------

58  TOTAL CAPITAL                                                                                                    10,401,443
                                                                                                                   ------------

59  TOTAL LIABILITIES, REDEEMABLE SECURITIES
      AND CAPITAL (lines 44 plus 46 plus 58)                                                                        $31,221,409
                                                                                                                   ------------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 3C

                                                    OMB Approval No. 3245-0063
                                                    Expiration Date

                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation II   License No.    03/03-0196

INVESTMENT INCOME
-----------------
 1 Interest Income                                                                    3,716,521
                                                                                     ----------
 2 Dividend Income                                                                          967
                                                                                     ----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                     ----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                     ----------
 5 Fees for Management Services                                                               0
                                                                                     ----------
 6 Processing and Other Fees                                                             13,429
                                                                                     ----------
 7 Interest on Invested Idle Funds                                                      117,272
                                                                                     ----------
 8 Income from Assets Acquired in Liquidation of
     Loans and Investments (net of        0 Expenses)                                         0
                                   --------                                          ----------
 9 Other Income                                                                          40,900
                                                                                     ----------
10   GROSS INVESTMENT INCOME                                                                                   3,889,089
                                                                                                             -----------

EXPENSES
--------
11 Interest Expense                                                                   1,541,670
                                                                                     ----------
12 Commitment Fees                                                                            0
                                                                                     ----------
13 Other Financial Cost                                                                       0
                                                                                     ----------
14 Officers' Compensation and Benefits                                                        0
                                                                                     ----------
15 Employee Compensation and Benefits                                                         0
                                                                                     ----------
16 Investment Advisory and Management Services                                                0
                                                                                     ----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                     ----------
18 Advertising and Promotion                                                                  0
                                                                                     ----------
19 Appraisal and Investigation                                                                0
                                                                                     ----------
20 Communication                                                                              0
                                                                                     ----------
21 Travel                                                                                     0
                                                                                     ----------
22 Cost of Space Occupied                                                                     0
                                                                                     ----------
23 Depreciation and Amortization                                                          1,362
                                                                                     ----------
24 Insurance                                                                              2,674
                                                                                     ----------
25 Payroll Taxes                                                                              0
                                                                                     ----------
26 Other Taxes (excluding income taxes)                                                     510
                                                                                     ----------
27 Provision for Losses on Receivables (excluding loans receivable)                     115,526
                                                                                     ----------
28 Legal Fees                                                                            15,312
                                                                                     ----------
29 Audit and Examination Fees                                                            10,399
                                                                                     ----------
30 Miscellaneous Expenses (attach schedule)                                               3,145
                                                                                     ----------
31   TOTAL EXPENSES                                                                                            1,690,598
                                                                                                             -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                            2,198,491
                                                                                                             -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                             2,496,029
                                                                                                             -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                                4,694,520
                                                                                                             -----------
35 Income Tax Expense (Benefit)                                                                                        0
                                                                                                             -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                                $4,694,520
                                                                                                             -----------
37 Extraordinary Item                                                                                                  0
                      --------------------                                                                   -----------
38 Cumulative Effect of Change in Accounting Principle                                                                 0
                                                                                                             -----------
39 NET INCOME (LOSS)                                                                                          $4,694,520
                                                                                                             -----------

(1)Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 1 of 2)

Name of Licensee Allied Investment Corporation II     License No.    03/03-0196

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:

  1 Interest Received from Portfolio Concerns                                         2,959,747
                                                                                     ----------
  2 Dividends Received from Portfolio Concerns                                                0
                                                                                     ----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                     ----------
  4 Management Services and Other Fees Received                                         175,427
                                                                                     ----------
  5 Interest on Invested Idle Funds                                                     117,272
                                                                                     ----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                     ----------
  7 Other Operating Cash Receipts                                                        73,840
                                                                                     ----------
  CASH OUTFLOWS:

  8 Interest Paid                                                                     1,937,278
                                                                                     ----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                     ----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                     ----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                     ----------
 12 Operating Expenditures (excluding compensation and benefits)                         36,596
                                                                                     ----------
 13 Income Taxes Paid                                                                         0
                                                                                     ----------
 14 Other Operating Cash Disbursements                                                    8,119
                                                                                     ----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               1,344,293
                                                                                                    -----------

INVESTING ACTIVITIES:
---------------------
  Cash Inflows:
 16 Loan Principal Payments Received from Portfolio Concerns                         10,845,928
                                                                                     ----------
 17 Returns of Capital Received from Portfolio Concerns                                 187,536
                                                                                     ----------
 18 Net Proceeds from Disposition of Portfolio Securities                             2,007,901
                                                                                     ----------
 19 Liquidation of Idle Funds Investments                                                     0
                                                                                     ----------
 20 Other (Specify)                                                                           0
                    -------------------------                                        ----------
  Cash Outflows:

 21 Purchase of Portfolio Securities                                                  1,194,330
                                                                                     ----------
 22 Loans to Portfolio Concerns                                                       8,888,615
                                                                                     ----------
 23 Idle Funds Investments                                                                    0
                                                                                     ----------
 24 Other (Specify)                                                                           0
                    --------------------------                                       ----------

 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                               2,958,420
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:

 26 Proceeds from Issuance of SBA-Guaranteed Debentures                                       0
                                                                                     ----------
 27 Proceeds from Sale of 4% Preferred Stock                                                  0
                                                                                     ----------
 28 Proceeds from Non-SBA Borrowing                                                           0
                                                                                     ----------
 29 Proceeds from Sale of Stock                                                               0
                                                                                     ----------
 30 Other (Specify)                                                                           0
                    --------------------------                                       ----------
  Cash Outflows:

 31 Principal Payments on SBA-Guaranteed Debentures                                           0
                                                                                     ----------
 32 Principal Payments on Non-SBA Borrowing                                           1,400,000
                                                                                     ----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                     ----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                     ----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                     ----------
 36 Dividends Paid                                                                    3,825,195
                                                                                     ----------
 37 Other (Specify)                                                                           0
                    --------------------------                                       ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 2 of 2)

Name of Licensee Allied Investment Corporation II     License No.    03/03-0196

(Amounts rounded to nearest dollar)

 38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                              -5,225,195
                                                                                                    -----------

 39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   -922,482
                                                                                                    -----------
 40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                  1,484,145
                                                                                                    -----------
 41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                      $561,663
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------

 42 Net Income (Loss) (page 4C, line 39)                                              4,694,520
                                                                                     ----------
   Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided by (Used in) Operating Activities:

 43 Depreciation and Amortization                                                         1,701
                                                                                     ----------
 44 Provision for Losses on Accounts Receivable                                         115,526
                                                                                     ----------
 45 Provision for Deferred Income Taxes                                                       0
                                                                                     ----------
 46 (Income) Loss from Investments in Partnerships/Flow-through
    Entities (excluding income received in cash)                                              0
                                                                                     ----------
 47 Realized (Gains) Losses on Investments                                           -2,496,029
                                                                                     ----------
 48 Other (Specify) OID                                                                -142,870
                    -------------------------                                        ----------

  Changes in Operating Assets and Liabilities
   Net of Noncash Items:

 49 (Increase) Decrease in Interest and Dividends Receivable                           -411,330
                                                                                     ----------
 50 (Increase) Decrease in Other Current Assets                                          59,644
                                                                                     ----------
 51 Increase (Decrease) in Accounts Payable                                              -4,895
                                                                                     ----------
 52 Increase (Decrease) in Accrued Interest Payable                                    -395,608
                                                                                     ----------
 53 Increase (Decrease) in Accrued Taxes Payable                                              0
                                                                                     ----------
 54 Increase (Decrease) in Dividends Payable                                                  0
                                                                                     ----------
 55 Increase (Decrease) in Other Current Liabilities                                    -35,790
                                                                                     ----------
 56 Other (Specify) Deferred Credits                                                    -40,576
                    ------------------------                                         ----------
 57 Other (Specify)                                                                           0
                    ------------------------                                         ----------

 58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                              $1,344,293
                                                                                     ----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                         Page 6C

                        ALLIED INVESTMENT CORPORATION II

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Investment Corporation II (the Company), a wholly owned subsidiary of Allied Capital Corporation II (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (SBIC). The Company seeks to achieve a high level of current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Cash and cash equivalents are carried at cost which approximates fair value.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Loan fees and original issue discount are amortized into interest income using the effective interest method.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the change in the valuation of the portfolio.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

                        ALLIED INVESTMENT CORPORATION II

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

In addition, no provision for deferred income taxes has been made for the unrealized appreciation on investments since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

Loans and debt securities have stated interest rates ranging generally from 9 percent to 16 percent, and are generally payable in installments with final maturities from 3 years to 8 years from date of issue.

There were no accrued interest reserves at December 31, 1996. The following loans and debt securities were not accruing interest at December 31, 1996:


                                                                                                  AGGREGATE
                                                                                                  AMOUNT OF
                                                                                                 INTEREST NOT
                                        DATE INTEREST                                             ACCRUED AT
                                           ACCRUAL                                               DECEMBER 31,
      PORTFOLIO SECURITY                DISCONTINUED                  NET COST                       1996
-----------------------------------------------------------------------------------------------------------------

INTEREST NOT ACCRUED:

Enviroplan                                 7/01/96                         1,521,941                     281,767

Enviroplan                                 7/01/96                           416,402                      88,783

Old Mill                                   9/22/95                           393,058                      68,857

Old Mill                                   9/22/95                            83,242                      13,984
                                                                    -----------------       ---------------------
                         Total                                    $        2,414,643      $              453,391
                                                                    =================       =====================

                       ALLIED INVESTMENT CORPORATION II

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1996


NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to- day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

NOTE 4.  DIVIDENDS

The Company's board of directors declared a dividend of $3,927,182 for the year ended December 31, 1996, which was paid January 30, 1996. This represented all of the Company's taxable income. Pursuant to SBA regulations, the Company's 1996 dividend exceeded retained earnings available for distribution by $1,028,091. The Company reclassed this amount from paid-in surplus to undistributed retained earnings in January 1997.

NOTE 5.  DEBT

Demand Note. The Company has a note from the Parent under which the Company may borrow up to $20,000,000. The note is payable on demand, and bears interest at the prime rate as published in The Wall Street Journal. As of December 31, 1996, the Company was paying interest at a rate of 8.5% per annum, and had $3,462,500 available under the note.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding to various prospective and existing portfolio companies totaling $474,583 at December 31, 1996.

                       ALLIED INVESTMENT CORPORATION II

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1996


NOTE 7.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/13/96
                                 (page 1 of 2)


Name of Licensee Allied Investment Corporation II        License No. 03/03-0196

(Amounts rounded to nearest dollar)

     Part I.  CAPITAL STOCK AND PAID-IN SURPLUS                            CAPITAL              PAID-IN
              ---------------------------------                             STOCK               SURPLUS            TOTAL
               (excluding capital contributed by SBA)                       -----               -------            -----
                                                                      (pg 3C, line 47)     (pg 3c, line 48)
1  BALANCE AT BEGINNING OF PERIOD                                                 50           9,896,085           9,896,135
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Capital stock issued for cash                                                0                   0                   0
                                                                        ------------          ----------          ----------
   b. Capital stock issued for services rendered                                   0                   0                   0
                                                                        ------------          ----------          ----------
   c. Capital stock Issued for contributed non-cash assets                         0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution               0                   0                   0
                                                                        ------------          ----------          ----------
   e. Gain on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   f. Other credits (specify)                                                      0                   0                   0
                             ----------------                           ------------          ----------          ----------
3  Total additions (sum of 2a through 2f)                                          0                   0                   0
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                                  50           9,896,085           9,896,135
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Retirement of capital stock                                                  0                   0                   0
                                                                        ------------          ----------          ----------
   b. Distributions in partial liquidation                                         0                   0                   0
                                                                        ------------          ----------          ----------
   c. Loss on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   d. Other debits (specify) excess distributions                                  0           1,682,289           1,682,289
                             --------------------                       ------------          ----------          ----------
6  Total Deductions (sum of 5a through 5d)                                         0           1,682,289           1,682,289
                                                                        ------------          ----------          ----------
7  BALANCE AT END OF PERIOD (line 4 minus line 6)--

    totals must agree with lines 47 and 48, page 3C                              $50          $8,213,796          $8,213,846
                                                                        ------------          ----------          ----------
-----------------------------------------------------------------------------------------------------------------------------------
     Part II.  UNDISTRIBUTED REALIZED EARNINGS                            NON-CASH          UNDISTRIBUTED        UNDISTRIBUTED
               -------------------------------                             GAINS/           NET REALIZED            REALIZED
                                                                           INCOME             EARNINGS              EARNINGS
                                                                           ------             --------              --------
                                                                            (1)                  (2)                (1) + (2)
1  BALANCE AT BEGINNING OF PERIOD                                            806,843            -445,192             361,651
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Net investment income                                                  118,759           2,079,732           2,198,491
                                                                        ------------          ----------          ----------
   b. Realized gain (loss) on investments                                    738,929           1,757,100           2,496,029
                                                                        ------------          ----------          ----------
   c. Gain on appreciation of securities distributed in kind                       0          //////////                   0
                                                                        ------------          ----------          ----------
   d. Other (specify) excess distributions                                         0           1,682,289           1,682,289
                      --------------------                              ------------          ----------          ----------
3  Total additions (sum of 2a through 2d)                                    857,688           5,519,121           6,376,809
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                           1,664,531           5,073,929           6,738,460
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Dividends--Cash                                                   ////////////           3,927,182           3,927,182
                                                                        ------------          ----------          ----------
   b. Dividends--Stock                                                  ////////////                   0                   0
                                                                        ------------          ----------          ----------
   c. Dividends--In-kind (at fair value)                                           0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution    ////////////                   0                   0
                                                                        ------------          ----------          ----------
   e. Other (specify)                                                              0                   0                   0
                     --------------------                               ------------          ----------          ----------
6  Total deductions (sum of 5a through 5e)                                         0           3,927,182           3,927,182
                                                                        ------------          ----------          ----------
7  Total before collection of non-cash gains/income (line 4 minus
    line 6)                                                                1,664,531           1,146,747           2,811,278
                                                                        ------------          ----------          ----------
8  ADJUSTMENT: Collection of non-cash gains/income                          -336,791             336,791          //////////
                                                                        ------------          ----------          ----------
9  BALANCE AT END OF PERIOD (line 7 plus line 8)--
     total must agree with lines 53, 54c, and 55, page 3C                 $1,327,740          $1,483,538          $2,811,278
                                                                        ------------          ----------          ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 7C

                                                     OMB Approval  No. 3245-0063
                                                     Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                 (page 2 of 2)



Name of Licensee Allied Investment Corporation II       License No.   03/03-0196


(Amounts rounded to nearest dollar)


        PART III.  UNREALIZED GAIN (LOSS) ON SECURITIES HELD
                   -----------------------------------------

1  NET UNREALIZED APPRECIATION (DEPRECIATION)
     AT BEGINNING OF PERIOD                                                                                       708,276
                                                                                                              -----------

2  INCREASE (DECREASE) IN UNREALIZED APPRECIATION

   a. Portfolio securities:

      (i)    Increases                                                         1,051,390
                                                                             -----------
      (ii)   Decreases due to revaluation of securities                         -164,190
                                                                             -----------
      (iii)  Decreases due to sale of securities                              -1,019,243
                                                                             -----------
      (iv)   Decreases due to write-off of securities                                  0        -132,043
                                                                             -----------     -----------
   b. Assets acquired in liquidation of portfolio securities                                           0
                                                                                             -----------
   c. Operating concerns acquired                                                                      0
                                                                                             -----------
   d. Notes and other securities received                                                         74,617
                                                                                             -----------
3  TOTAL (sum of 2a through 2d)                                                                                   -57,426
                                                                                                              -----------
4  Subtotal (line 1 plus line 3)                                                                                  650,850
                                                                                                              -----------

5  (INCREASE) DECREASE IN UNREALIZED DEPRECIATION

   a. Portfolio securities

      (i)   Increases                                                         -1,340,519
                                                                             -----------
      (ii)  Decreases due to revaluation of securities                           294,180
                                                                             -----------
      (iii) Decreases due to sale of securities/repayment of principal                 0
                                                                             -----------
      (iv)  Decreases due to write-off of securities                                   0      -1,046,339
                                                                             -----------     -----------
   b. Assets Acquired in liquidation of portfolio securities                                           0
                                                                                             -----------
   c. Operating concerns acquired                                                                      0
                                                                                             -----------
   d. Notes and other securities received                                                       -228,192
                                                                                             -----------
6  TOTAL (sum of 5a through 5d)                                                                                -1,274,531
                                                                                                              -----------
7  NET UNREALIZED APPRECIATION (DEPRECIATION) AT
     END OF PERIOD  (line 4 plus line 6)                                                                         -623,681
                                                                                                              -----------

8  LESS: Estimated future tax expense  (benefit)
    on net unrealized appreciation (depreciation)                                                                       0
                                                                                                              -----------
9  UNREALIZED GAIN (LOSS) ON SECURITIES HELD--
     total must agree with line 52, page 3C                                                                     $-623,681
                                                                                                              -----------


SBA Form 468.1  (1-95)  Previous editions obsolete
                                                                         Page 8C

                                                    OMB Approval No.  3245-0063
                                                    Expiration Date

               I. RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION
                    II. REGULATORY AND LEVERAGEABLE CAPITAL
                                 AS OF 12/31/96
                       (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation II     License No.   03/03-0196

     PART I.   RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION
               --------------------------------------------------------------
1 Undistributed Net Realized Earnings--Unrestricted  (line 54b, page 3C)                                     1,483,538
                                                                                                         -------------
2 LESS: Unrealized Depreciation  (line 10, column 2, page 2C)                                                2,511,629
                                                                                                         -------------
3  ADD: Cumulative Undeclared Dividends on 4% Redeemable
     Preferred Stock--Section 301(d)  Licensees only {line 45b, page 3C)                                             0
                                                                                                         -------------
4 RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION                                            -1,028,091
                                                                                                         -------------
---------------------------------------------------------------------------------------------------------------------------
     PART II.   SCHEDULE OF REGULATORY AND LEVERAGEABLE CAPITAL
                -----------------------------------------------

1 Capital Stock and Paid-in Surplus  (sum of lines 47 and 48, page 3C)                                       8,213,846
                                                                                                         -------------
2    ADD: Unfunded binding commitments from Institutional Investors                                                  0
                                                                                                         -------------

3 LESS:  Regulatory Deductions:
   a. Organizational Expenses Not Approved by SBA  (1)                              (           0)
                                                                                    --------------
   b. Capital Stock Issued for Services                                             (           0)
                                                                                    --------------
   c. Capital Stock Issued for Non-cash Assests (unless approved by SBA
         for inclusion in Regulatory Capital or converted to cash)                  (           0)
                                                                                    --------------
   d. Investment in 301(d)  Licensee                                                (           0)
                                                                                    --------------
   e. Treasury Stock at cost                                                        (           0)
                                                                                    --------------
   f. Other  (specify)                                                              (           0)
                        --------------------                                        --------------

4 Total Regulatory Deductions  (Sum of 3a through 3f)                                                    (           0)
                                                                                                         --------------

5 REGULATORY CAPITAL  (sum of lines 1, 2, and 4)                                                             8,213,846
                                                                                                         -------------
6 LESS: Unfunded binding commitments from Institutional Investors                                        (           0)
                                                                                                         --------------
7 LESS:  "Qualified non-private funds" invested by Federal agencies                                      (           0)
                                                                                                         --------------
8 LESS: Non-cash assests included in Regulatory Capital, other than                                      (           0)
    eligible investments in Small Concerns                                                               --------------

9 LESS: Other deductions (specify)                                                                                   0
                                   -------------------                                                   --------------

10 LEVERAGEABLE CAPITAL (sum of lines 5 through 8)                                                           8,213,846
                                                                                                         --------------
     PART IIa. ADJUSTMENTS TO REGULATORY CAPITAL FOR CAPITAL IMPAIRMENT AND OVERLINE PURPOSES
               ------------------------------------------------------------------------------

COMPLETE THIS PART IIa ONLY IF (1) LICENSEE HAS COMPLETED THE REPURCHASE OF ITS 3% PREFERRED STOCK FROM SBA, AND/OR (2) PURSUANT TO 13 CFR 107.303(c), LICENSEE WISHES TO INCREASE ITS OVERLINE LIMITATION BY THE AMOUNT OF ITS NET UNREALIZED GAINS ON MARKETABLE SECURITIES (see note (2) below).

11   REGULATORY CAPITAL  (Part II,  line 5)                                                                  8,213,846
                                                                                                         -------------
12   ADD: Restricted Contributed Capital Surplus  {line 49, page 3C)                                                 0
                                                                                                         -------------
13   ADJUSTED REGULATORY CAPITAL FOR IMPAIRMENT PURPOSES  (line 11 plus                                              0
     line 12 if line 12 greater than O)                                                                  -------------

14   ADD: Net Unrealized Gains on Marketable Securities  (3)                                                         0
                                                                                                         -------------
15   ADJUSTED REGULATORY CAPITAL FOR OVERLINE PURPOSES  (line 13 plus line 14                                       $0
     if line 12 or line 14 greater than O)                                                               -------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Deduct only those organizational expenses which were not accepted as reasonable by SBA and which have not been amortized. See example in "Instructions for Preparation of SBA Form 468."

(2) Licensee must have positive Retained Earnings Available for Distribution in order to establish an increased overline limit pursuant to 13 CFR 107.303(c).

(3) As defined in 13 CFR 107,303(c). Attach a schedule showing the following for each marketable security: name of Small Business Concern, market in which traded, names of market makers for companies not listed on a stock exchange or NASDAQ, class of security, cost, valuation, and unrealized gain or loss in accordance with the requirements of Section 107.303(c).



SBA Form 468.1 (1-95) Previous editions obsolete                       Page 9C

                                                     OMB Approval No. 3245-0063
                                                     Expiration Date

                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)

--------------------------------------------------------------------------------

NAME OF LICENSEE: Allied Financial Corporation II           03/03-5207

--------------------------------------------------------------------------------

STREET ADDRESS: 1666 K Street, NW 9th Floor

--------------------------------------------------------------------------------

CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------

COUNTY:

--------------------------------------------------------------------------------

EMPLOYER ID NUMBER: 52-1689359

--------------------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED: 12/31/96

--------------------------------------------------------------------------------

                            SUMMARY INFORMATION:

                               ---------------
                               A      B      C
                               ---------------
                               3      3      1
                               ---------------

A - TOTAL ASSETS AT COST       1 = LESS THAN  $1  MILLION
                               2 = $1 MILLION TO LESS THAN $2 MILLION
                               3 = $2 MILLION TO LESS THAN $5 MILLION
                               4 = $5 MILLION TO LESS THAN $10 MILLION
                               5 = $10 MILLION OR MORE

B - OWNERSHIP                  OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                               1 = AT LEAST 50% OWNED BY BANK OR BHC
                               2 = AT LEAST 10% AND LESS THAN 50% OWNED BY
                                   BANK OR BHC

                               OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                               3 = PUBLICLY OWNED
                               4 = PRIVATELY OWNED

                               OWNED BY NON-FINANCIAL CORPORATION:
                               5 = PUBLICLY OWNED
                               6 = PRIVATELY OWNED

                               OWNED BY INDIVIDUALS:
                               7 = PUBLICLY OWNED
                               8 = PRIVATELY OWNED

                               OWNED BY PARTNERSHIP
                               9 = PUBLICLY OWNED
                               10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION     1 = DIVERSIFIED
                               2 = NON-DIVERSIFIED (SIC CODE____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Financial Corporation II        License No.  03/03-5207

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:

  1   Loans                                                         491,092              0                  0           491,092
                                                               ------------    -----------        -----------      ------------
  2   Debt Securities                                               326,297              0                  0           326,297
                                                               ------------    -----------        -----------      ------------
  3   Equity Securities                                                 395              0                  0               395
                                                               ------------    -----------        -----------      ------------

  4   TOTAL PORTFOLIO SECURITIES                                    817,784              0                  0           817,784
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:

  5   Receivables from Sale of Assets Acquired                            0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  6   Assets Acquired                                                     0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

  7   TOTAL ASSETS ACQUIRED                                               0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  8   Operating Concerns Acquired                                         0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9   Notes and Other Securities Received                                 0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                    817,784              0                  0           817,784
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                            100,000
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                    717,784
                                                                                                                   ------------
 Investment in 301(d) Licensee (2):

 13   Name                                                                                                                    0
           -----------------------------------                                                                     ------------
           License No.
                       ----------------
 CURRENT ASSETS
 --------------
 14  Cash and Cash Equivalents                                                   2,661,597
                                                                               -----------
 15  Invested Idle Funds                                                                 0          2,661,597
                                                                               -----------        -----------
 16  Interest and Dividends Receivable                                              24,469
                                                                               -----------
 17  Notes and Accounts Receivable                                                  59,813
                                                                               -----------
 18  Receivables from Parent or Other Associates                                         0
                                                                               -----------
 19  Less: Allowance for Losses (lines 16, 17 & 18)                                      0             84,282
                                                                               -----------        -----------
 20  Current Maturities of Portfolio Securities                                    100,000
                                                                               -----------
 21  Current Maturities of Assets Acquired                                               0
                                                                               -----------
 22  Current Maturities of Operating
       Concerns Acquired                                                                 0
                                                                               -----------
 23  Current Maturities of Other Securities                                              0            100,000
                                                                               -----------        -----------
 24  Other (specify)                                                                                        0
                    --------------------------                                                    -----------
 25  Other (specify)                                                                                        0         2,845,879
                     -------------------------                                                    -----------      ------------

 OTHER ASSETS
 ------------
 26  a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               ------------       -----------
 27 Other (specify) DEFERRED ORGANIZA'L COSTS                                                           2,101
                    --------------------------                                                    -----------
 28 Other (specify) PREPAID EXPENSES                                                                      204             2,305
                    --------------------------                                                    -----------      ------------

 29 TOTAL ASSETS                                                                                                     $3,565,968
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)
(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.



SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/96
                     (Amounts rounded to nearest dollar)


Name of Licensee Allied Financial Corporation II       License No.   03/03-5207


  LIABILITIES AND CAPITAL
  -----------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
     Guaranteed by SBA                                                                                      0
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                                   0                 0
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32  Accounts Payable and Accrued Expenses                                                                   0
                                                                                                  -----------
33  Due to Parent or Other Associates                                                                   2,792
                                                                                                  -----------
34  Accrued Interest Payable                                                                                0
                                                                                                  -----------
35  Accrued Taxes Payable                                                                                   0
                                                                                                  -----------
36  a. Current Maturities of Line 30                                                     0
                                                                               -----------
    b. Current Maturities of Line 31                                                     0                  0
                                                                               -----------        -----------
37  Distributions Payable                                                                             947,457
                                                                                                  -----------
38  Short-term Notes Payable/Lines of Credit                                                                0
                                                                                                  -----------
39  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
40  Other(specify)                                                                                          0           950,249
                   -------------------------                                                      -----------      ------------

OTHER LIABILITIES
-----------------
41  Deferred Credits                                                                                    9,161
                                                                                                  -----------
42  Other(specify)                                                                                          0
                   -------------------------                                                      -----------
43  Other(specify)                                                                                          0             9,161
                   -------------------------                                                      -----------      ------------

44 TOTAL LIABILITIES                                                                                                    959,410
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45  a. 4% Redeemable Preferred Stock (301(d) Licensees only)                             0
                                                                               -----------
    b. Cumulative Undeclared 4% Dividends                                                0                  0
                                                                               -----------        -----------
46  TOTAL REDEEMABLE SECURITIES                                                                                               0
                                                                                                                   ------------
CAPITAL
-------
47  Capital Stock                                                        10
                                                               ------------
48  Paid-in Surplus                                               2,509,990      2,510,000
                                                               ------------    -----------
49  Restricted Contributed Capital Surplus                                               0
                                                                               -----------
50  Capital Stock and Surplus                                                                       2,510,000
                                                                                                  -----------
51  3% Preferred Stock Purchased by SBA                                                                     0
                                                                                                  -----------
52  Unrealized Gain (Loss) on Securities Held                                                               0
                                                                                                  -----------
53  Non-Cash Gains/Income                                                           84,369
                                                                               -----------

54  Undistributed Net Realized Earnings:
    a. Restricted (Equal to Cost of Treasury Stock)                       0
                                                               ------------
    b. Unrestricted                                                  12,189
                                                               ------------
    c. Total (54a plus 54b)                                                         12,189
                                                                               -----------
55  Undistributed Realized Earnings (53 plus 54c)                                                      96,558
                                                                                                  -----------

56  Total                                                                                                             2,606,558
                                                                                                                   ------------
57  Less: Cost of Treasury Stock                                                                                              0
                                                                                                                   ------------

58  TOTAL CAPITAL                                                                                                     2,606,558
                                                                                                                   ------------

59  TOTAL LIABILITIES, REDEEMABLE SECURITIES
      AND CAPITAL (lines 44 plus 46 plus 58)                                                                         $3,565,968
                                                                                                                   ------------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 3C

                                                    OMB Approval No. 3245-0063
                                                    Expiration Date

                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/96
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Financial Corporation II      License No.  03/03-5207

INVESTMENT INCOME
-----------------
 1 Interest Income                                                                      139,092
                                                                                     ----------
 2 Dividend Income                                                                            0
                                                                                     ----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                     ----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                     ----------
 5 Fees for Management Services                                                               0
                                                                                     ----------
 6 Processing and Other Fees                                                              1,286
                                                                                     ----------
 7 Interest on Invested Idle Funds                                                      111,438
                                                                                     ----------
 8 Income from Assets Acquired in Liquidation of
     Loans and Investments (net of        0 Expenses)                                         0
                                   --------                                          ----------
 9 Other Income                                                                           3,082
                                                                                     ----------
10   GROSS INVESTMENT INCOME                                                                                     254,898
                                                                                                             -----------

EXPENSES
--------
11 Interest Expense                                                                           0
                                                                                     ----------
12 Commitment Fees                                                                            0
                                                                                     ----------
13 Other Financial Cost                                                                       0
                                                                                     ----------
14 Officers' Compensation and Benefits                                                        0
                                                                                     ----------
15 Employee Compensation and Benefits                                                         0
                                                                                     ----------
16 Investment Advisory and Management Services                                                0
                                                                                     ----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                     ----------
18 Advertising and Promotion                                                                  0
                                                                                     ----------
19 Appraisal and Investigation                                                                0
                                                                                     ----------
20 Communication                                                                              0
                                                                                     ----------
21 Travel                                                                                     0
                                                                                     ----------
22 Cost of Space Occupied                                                                     0
                                                                                     ----------
23 Depreciation and Amortization                                                          1,575
                                                                                     ----------
24 Insurance                                                                                251
                                                                                     ----------
25 Payroll Taxes                                                                              0
                                                                                     ----------
26 Other Taxes (excluding income taxes)                                                   1,250
                                                                                     ----------
27 Provision for Losses on Receivables (excluding loans receivable)                           0
                                                                                     ----------
28 Legal Fees                                                                             5,161
                                                                                     ----------
29 Audit and Examination Fees                                                                 0
                                                                                     ----------
30 Miscellaneous Expenses (attach schedule)                                                 455
                                                                                     ----------
31   TOTAL EXPENSES                                                                                                8,692
                                                                                                             -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                              246,206
                                                                                                             -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                               779,177
                                                                                                             -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                                1,025,383
                                                                                                             -----------
35 Income Tax Expense (Benefit)                                                                                        0
                                                                                                             -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                                $1,025,383
                                                                                                             -----------
37 Extraordinary Item                                                                                                  0
                      --------------------                                                                   -----------
38 Cumulative Effect of Change in Accounting Principle                                                                 0
                                                                                                             -----------
39 NET INCOME (LOSS)                                                                                          $1,025,383
                                                                                                             -----------

(1)Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 1 of 2)

Name of Licensee Allied Financial Corporation II      License No.    03/03-5207

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:

  1 Interest Received from Portfolio Concerns                                           113,563
                                                                                     ----------
  2 Dividends Received from Portfolio Concerns                                                0
                                                                                     ----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                     ----------
  4 Management Services and Other Fees Received                                             253
                                                                                     ----------
  5 Interest on Invested Idle Funds                                                     111,438
                                                                                     ----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                     ----------
  7 Other Operating Cash Receipts                                                         4,976
                                                                                     ----------
  CASH OUTFLOWS:

  8 Interest Paid                                                                             0
                                                                                     ----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                     ----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                     ----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                     ----------
 12 Operating Expenditures (excluding compensation and benefits)                          7,511
                                                                                     ----------
 13 Income Taxes Paid                                                                         0
                                                                                     ----------
 14 Other Operating Cash Disbursements                                                        0
                                                                                     ----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                                 222,719
                                                                                                    -----------

INVESTING ACTIVITIES:
---------------------
  Cash Inflows:

 16 Loan Principal Payments Received from Portfolio Concerns                            272,240
                                                                                     ----------
 17 Returns of Capital Received from Portfolio Concerns                                   4,375
                                                                                     ----------
 18 Net Proceeds from Disposition of Portfolio Securities                               719,918
                                                                                     ----------
 19 Liquidation of Idle Funds Investments                                                     0
                                                                                     ----------
 20 Other (Specify)                                                                           0
                    -------------------------                                        ----------
  Cash Outflows:

 21 Purchase of Portfolio Securities                                                        200
                                                                                     ----------
 22 Loans to Portfolio Concerns                                                           2,411
                                                                                     ----------
 23 Idle Funds Investments                                                                    0
                                                                                     ----------
 24 Other (Specify)                                                                           0
                    --------------------------                                       ----------
 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                 993,922
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:

 26 Proceeds from Issuance of SBA-Guaranteed Debentures                                       0
                                                                                     ----------
 27 Proceeds from Sale of 4% Preferred Stock                                                  0
                                                                                     ----------
 28 Proceeds from Non-SBA Borrowing                                                           0
                                                                                     ----------
 29 Proceeds from Sale of Stock                                                               0
                                                                                     ----------
 30 Other (Specify)                                                                           0
                    --------------------------                                       ----------
  Cash Outflows:

 31 Principal Payments on SBA-Guaranteed Debentures                                           0
                                                                                     ----------
 32 Principal Payments on Non-SBA Borrowing                                                   0
                                                                                     ----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                     ----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                     ----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                     ----------
 36 Dividends Paid                                                                      226,921
                                                                                     ----------
 37 Other (Specify)                                                                           0
                    --------------------------                                       ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/96
                                (page 2 of 2)

Name of Licensee Allied Financial Corporation II       License No.    03/03-5207

(Amounts rounded to nearest dollar)

 38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                                -226,921
                                                                                                    -----------

 39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    989,720
                                                                                                    -----------
 40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                  1,671,877
                                                                                                    -----------
 41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                    $2,661,597
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------

 42 Net Income (Loss) (page 4C, line 39)                                              1,025,383
                                                                                     ----------
   Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided by (Used in) Operating Activities:

 43 Depreciation and Amortization                                                         1,580
                                                                                     ----------
 44 Provision for Losses on Accounts Receivable                                               0
                                                                                     ----------
 45 Provision for Deferred Income Taxes                                                       0
                                                                                     ----------
 46 (Income) Loss from Investments in Partnerships/Flow-through
    Entities (excluding income received in cash)                                              0
                                                                                     ----------
 47 Realized (Gains) Losses on Investments                                             -779,177
                                                                                     ----------
 48 Other (Specify) OID                                                                  -3,621
                    -------------------------                                        ----------

  Changes in Operating Assets and Liabilities
   Net of Noncash Items:

 49 (Increase) Decrease in Interest and Dividends Receivable                            -16,500
                                                                                     ----------
 50 (Increase) Decrease in Other Current Assets                                           4,000
                                                                                     ----------
 51 Increase (Decrease) in Accounts Payable                                                -395
                                                                                     ----------
 52 Increase (Decrease) in Accrued Interest Payable                                           0
                                                                                     ----------
 53 Increase (Decrease) in Accrued Taxes Payable                                              0
                                                                                     ----------
 54 Increase (Decrease) in Dividends Payable                                                  0
                                                                                     ----------
 55 Increase (Decrease) in Other Current Liabilities                                     -2,107
                                                                                     ----------
 56 Other (Specify) Deferred Credits                                                     -6,444
                    ------------------------                                         ----------
 57 Other (Specify)                                                                           0
                    ------------------------                                         ----------

 58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                $222,719
                                                                                     ----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                         Page 6C

                       ALLIED FINANCIAL CORPORATION II

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Financial Corporation II (Company), a wholly owned subsidiary of Allied Capital Corporation II (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a Specialized Small Business Investment Company (SSBIC). The Company seeks to achieve a high level of current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Cash and cash equivalents are carried at cost which approximates fair value.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Loan fees and original issue discount are amortized into interest income using the effective interest method.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the change in the valuation of the portfolio.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

                         ALLIED FINANCIAL CORPORATION II

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


In addition, no provision for deferred income taxes has been made for the unrealized appreciation on investments since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

Loans and debt securities have stated interest rates ranging generally from 12 percent to 15 percent, and are generally payable in installments with final maturities from 5 years to 8 years from date of issue.

There were no loans or debt securities that had accrued interest reserves, or were not accruing interest at December 31, 1996.

NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to-day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by

                       ALLIED FINANCIAL CORPORATION II

                        NOTES TO FINANCIAL STATEMENTS

                              DECEMBER 31, 1996

Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

NOTE 4.  DIVIDENDS

The Company's board of directors declared a dividend of $947,457 for the year ended December 31, 1996, which was paid January 30, 1997. This represented all of the Company's taxable income. Pursuant to SBA regulations, retained earnings available for distribution at December 31, 1996 were sufficient to pay this dividend.

NOTE 5.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding to an existing portfolio company totaling $50,000 at December 31, 1996.

NOTE 6.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                 (page 1 of 2)


Name of Licensee Allied Financial Corporation II          License No. 03/03-5207

(Amounts rounded to nearest dollar)

     PART I.  CAPITAL STOCK AND PAID IN SURPLUS                            CAPITAL              PAID-IN
              ---------------------------------                             STOCK               SURPLUS            TOTAL
               (excluding capital contributed by SBA)                       -----               -------            -----
                                                                      (pg 3C, line 47)     (pg 3C, line 48)
1  BALANCE AT BEGINNING OF PERIOD                                                 10           2,509,990           2,510,000
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Capital stock issued for cash                                                0                   0                   0
                                                                        ------------          ----------          ----------
   b. Capital stock issued for services rendered                                   0                   0                   0
                                                                        ------------          ----------          ----------
   c. Capital stock Issued for contributed non-cash assets                         0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution               0                   0                   0
                                                                        ------------          ----------          ----------
   e. Gain on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   f. Other credits (specify)                                                      0                   0                   0
                             -----------------                          ------------          ----------          ----------
3  Total additions (sum of 2a through 2f)                                          0                   0                   0
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                                  10           2,509,990          $2,510,000
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Retirement of capital stock                                                  0                   0                   0
                                                                        ------------          ----------          ----------
   b. Distributions in partial liquidation                                         0                   0                   0
                                                                        ------------          ----------          ----------
   c. Loss on sale of Treasury Stock                                               0                   0                   0
                                                                        ------------          ----------          ----------
   d. Other debits (specify)                                                       0                   0                   0
                             ----------------                           ------------          ----------          ----------
6  Total Deductions (sum of 5a through 5d)                                         0                   0                   0
                                                                        ------------          ----------          ----------
7  BALANCE AT END OF PERIOD (line 4 minus line 6)--
    totals must agree with lines 47 and 48, page 3C                              $10          $2,509,990          $2,510,000
                                                                        ------------          ----------          ----------
------------------------------------------------------------------------------------------------------------------------------
     PART II.  UNDISTRIBUTED REALIZED EARNINGS                            NON-CASH          UNDISTRIBUTED        UNDISTRIBUTED
               -------------------------------                             GAINS/           NET REALIZED            REALIZED
                                                                           INCOME             EARNINGS              EARNINGS
                                                                           ------             --------              --------
                                                                            (1)                  (2)               (1) + (2)
1  BALANCE AT BEGINNING OF PERIOD                                                  0              18,632              18,632
                                                                        ------------          ----------          ----------
2  ADDITIONS:

   a. Net investment income                                                    6,443             239,763             246,206
                                                                        ------------          ----------          ----------
   b. Realized gain (loss) on investments                                     77,926             701,251             779,177
                                                                        ------------          ----------          ----------
   c. Gain on appreciation of securities distributed in kind                       0          //////////                   0
                                                                        ------------          ----------          ----------
   d. Other (specify)                                                              0                   0                   0
                     --------------------                               ------------          ----------          ----------
3  Total additions (sum of 2a through 2d)                                     84,369             941,014           1,025,383
                                                                        ------------          ----------          ----------
4  Subtotal (line 1 plus line 3)                                              84,369             959,646           1,044,015
                                                                        ------------          ----------          ----------

5  DEDUCTIONS:

   a. Dividends--Cash                                                   ////////////             947,457             947,457
                                                                        ------------          ----------          ----------
   b. Dividends--Stock                                                  ////////////                   0                   0
                                                                        ------------          ----------          ----------
   c. Dividends--In-kind (at fair value)                                           0                   0                   0
                                                                        ------------          ----------          ----------
   d. Capitalization of Retained Earnings Available for Distribution    ////////////                   0                   0
                                                                        ------------          ----------          ----------
   e. Other (specify)                                                              0                   0                   0
                     ---------------------                              ------------          ----------          ----------
6  Total deductions (sum of 5a through 5e)                                         0             947,457             947,457
                                                                        ------------          ----------          ----------
7  Total before collection of non-cash gains/income (line 4 minus
    line 6)                                                                   84,369              12,189              96,558
                                                                        ------------          ----------          ----------
8  ADJUSTMENT: Collection of non-cash gains/income                                 0                   0          //////////
                                                                        ------------          ----------          ----------
9  BALANCE AT END OF PERIOD (line 7 plus line 8)--
     total must agree with lines 53, 54c, and 55, page 3C                    $84,369             $12,189             $96,558
                                                                        ------------          ----------          ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 7C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                        ANALYSIS OF STOCKHOLDERS' EQUITY
                                 AS OF 12/31/96
                                  (page 2 of 2)

Name of Licensee Allied Financial Corporation II          License No. 03/03-5207

(Amounts rounded to nearest dollar)

          PART III. UNREALIZED GAIN (LOSS) ON SECURITIES HELD
                    -----------------------------------------

1  NET UNREALIZED APPRECIATION (DEPRECIATION)                                                                        838,939
     AT BEGINNING OF PERIOD                                                                                       ----------

2  INCREASE (DECREASE) IN UNREALIZED APPRECIATION

   a. Portfolio securities

      (i)   Increases                                                              0
                                                                        ------------
      (ii)  Decreases due to revaluation of securities                             0
                                                                        ------------
      (iii) Decreases due to sale of securities                             -838,939
                                                                        ------------
      (iv)  Decreases due to write-off of securities                               0            -838,939
                                                                        ------------          ----------
   b. Assets Acquired in liquidation of portfolio securities                                           0
                                                                                              ----------
   c. Operating concerns acquired                                                                      0
                                                                                              ----------
   d. Notes and other securities received                                                              0
                                                                                              ----------
3  TOTAL (sum of 2a through 2d)                                                                                     -838,939
                                                                                                                  ----------
4  Subtotal (line 1 plus line 3)                                                                                           0
                                                                                                                  ----------


5  (INCREASE) DECREASE IN UNREALIZED DEPRECIATION
   a. Portfolio securities
      (i)   Increases                                                              0
                                                                        ------------
      (ii)  Decreases due to revaluation of securities                             0
                                                                        ------------
      (iii) Decreases due to sale of securities/repayment of principal             0
                                                                        ------------
      (iv)  Decreases due to write-off of securities                               0                   0
                                                                        ------------          ----------
   b. Assets Acquired in liquidation of portfolio securities                                           0
                                                                                              ----------
   c. Operating concerns acquired                                                                      0
                                                                                              ----------
   d. Notes and other securities received                                                              0
                                                                                              ----------
6  TOTAL (sum of 5a through 5d)                                                                                            0
                                                                                                                  ----------
7  NET UNREALIZED APPRECIATION (DEPRECIATION) AT
     END OF PERIOD (line 4 plus line 6)                                                                                    0
                                                                                                                  ----------

8  LESS: Estimated future tax expense (benefit) on
     net unrealized appreciation (depreciation)                                                                            0
                                                                                                                  ----------

9. UNREALIZED GAIN (LOSS) ON SECURITIES HELD--
     total must agree with line 52, page 3C                                                                               $0
                                                                                                                  ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 8C

                                                    OMB Approval No.  3245-0063
                                                    Expiration Date

               I. RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION
                    II. REGULATORY AND LEVERAGEABLE CAPITAL
                                 AS OF 12/31/96
                       (Amounts rounded to nearest dollar)

Name of Licensee Allied Financial Corporation II    License No.   03/03-5207

     PART I.   RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION
               --------------------------------------------------------------
1 Undistributed Net Realized Earnings--Unrestricted  (line 54b, page 3C)                                        12,189
                                                                                                         -------------
2 LESS: Unrealized Depreciation (line 10, column 2, page 2C)                                                         0
                                                                                                         -------------
3  ADD: Cumulative Undeclared Dividends on 4% Redeemable
     Preferred Stock--Section 301(d) Licensees only {line 45b, page 3C)                                              0
                                                                                                         -------------
4 RETAINED EARNINGS AVAILABLE FOR DISTRIBUTION OR CAPITALIZATION                                                12,189
                                                                                                         -------------
---------------------------------------------------------------------------------------------------------------------------
     PART II.   SCHEDULE OF REGULATORY AND LEVERAGEABLE CAPITAL
                -----------------------------------------------

1 Capital Stock and Paid-in Surplus  (sum of lines 47 and 48, page 3C)                                       2,510,000
                                                                                                         -------------
2    ADD: Unfunded binding commitments from Institutional Investors                                                  0
                                                                                                         -------------
3 LESS:  Regulatory Deductions:

   a. Organizational Expenses Not Approved by SBA (1)                               (           0)
                                                                                    --------------
   b. Capital Stock Issued for Services                                             (           0)
                                                                                    --------------
   c. Capital Stock Issued for Non-cash Assests (unless approved by SBA
         for inclusion in Regulatory Capital or converted to cash)                  (           0)
                                                                                    --------------
   d. Investment in 301(d) Licensee                                                 (           0)
                                                                                    --------------
   e. Treasury Stock at cost                                                        (           0)
                                                                                    --------------
   f. Other  (specify)                                                              (           0)
                        --------------------                                        --------------
4 Total Regulatory Deductions  (Sum of 3a through 3f)                                                    (           0)
                                                                                                         --------------

5 REGULATORY CAPITAL  (sum of lines 1, 2, and 4)                                                             2,510,000
                                                                                                         -------------
6 LESS: Unfunded binding commitments from Institutional Investors                                        (           0)
                                                                                                         --------------
7 LESS:  "Qualified non-private funds" invested by Federal agencies                                      (           0)
                                                                                                         --------------
8 LESS: Non-cash assests included in Regulatory Capital, other than                                      (           0)
    eligible investments in Small Concerns                                                               --------------

9 LESS: Other deductions (specify)                                                                       (           0)
                                   -------------------------------                                       --------------
10 LEVERAGEABLE CAPITAL (sum of lines 5 through 8)                                                           2,510,000
                                                                                                         --------------
           PART IIa. ADJUSTMENTS TO REGULATORY CAPITAL FOR CAPITAL IMPAIRMENT AND OVERLINE PURPOSES
                     ------------------------------------------------------------------------------

COMPLETE THIS PART IIa ONLY IF (1) LICENSEE HAS COMPLETED THE REPURCHASE OF ITS 3% PREFERRED STOCK FROM SBA, AND/OR (2) PURSUANT TO 13 CFR 107.303(c),
LICENSEE WISHES TO INCREASE ITS OVERLINE LIMITATION BY THE AMOUNT OF ITS NET UNREALIZED GAINS ON MARKETABLE SECURITIES (see note (2) below).

11   REGULATORY CAPITAL (Part II,  line 5)                                                                   2,510,000
                                                                                                         -------------
12   ADD: Restricted Contributed Capital Surplus {line 49, page 3C)                                                  0
                                                                                                         -------------
13   ADJUSTED REGULATORY CAPITAL FOR IMPAIRMENT PURPOSES (line 11 plus line 12)                                      0
                                                                                                         -------------
14   ADD: Net Unrealized Gains on Marketable Securities (3)                                                          0
                                                                                                         -------------
15   ADJUSTED REGULATORY CAPITAL FOR OVERLINE PURPOSES (line 13 plus line 14)                                       $0
                                                                                                         -------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Deduct only those organizational expenses which were not accepted as reasonable by SBA and which have not been amortized. See example in "Instructions for Preparation of SBA Form 468."

(2) Licensee must have positive Retained Earnings Available for Distribution in order to establish an increased overline limit pursuant to 13 CFR 107.303(c).

(3) As defined in 13 CFR 107.303(c). Attach a schedule showing the following for each marketable security: name of Small Business Concern, market in which traded, names of market makers for companies not listed on a stock exchange or NASDAQ, class of security, cost, valuation, and unrealized gain or loss in accordance with the requirements of Section 107.303(c).



SBA Form 468.1 (1-95) Previous editions obsolete                       Page 9C